SECURITIES AND EXCHANGE COMMISION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report - FEBRUARY 9, 2005

                       SYSTEMS MANAGEMENT SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

                333-45210                            88-0460457
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        (Commission File Number)        (IRS Employer Identification Number)

                           7550 IH-10 WEST, 14TH FLOOR
                            SAN ANTONIO, TEXAS 78229
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              (Address of Principal Executive Offices and Zip Code)

                                  210-541-7133
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              (Registrant's Telephone Number, Including Area Code)

ITEM 8.  CHANGE IN FISCAL YEAR.

         On February 8, 2005, the Board of Directors of the Company voted to change its fiscal year end from June 30 to December 31. The Company last changed its fiscal year to correspond to the fiscal year of a subsidiary that has since discontinued operations. Because the quarter ended December 31, 2004, coincides with the end of the Company's new fiscal year, the Company will not file Form 10-QSB for the second quarter, but will instead file Form 10-KSB for the transition period ended December 31, 2004. the Form 10-KSB will include audited financial statements for the transition period and is required to be filed no later than the ninetieth day following the determination to change the Company's fiscal year end, or May 9, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                        SYSTEMS MANAGEMENT SOLUTION, INC.
                                        (Registrant)

                                        By: /S/James Karlak
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Date: February 9, 2005                  President, Chairman of the Board and CEO